UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2012

P.F. Chang's China Bistro, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 888-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

First Amendment to the P.F. Chang's China Bistro, Inc. Amended and Restated 2006 Equity Incentive Plan

At the Annual Meeting of Stockholders held on April 18, 2012, the stockholders of P.F. Chang's China Bistro, Inc. (the "Company") approved the First Amendment to the Company's Amended and Restated 2006 Equity Incentive Plan (the "First Amendment") to increase the number of shares to be reserved and authorized for issuance under the Company's Amended and Restated 2006 Equity Incentive Plan (the "Equity Incentive Plan") by 1,760,000 shares to 3,510,000 shares, and to extend the term of the Equity Incentive Plan for an additional ten years from the date the First Amendment was approved by the stockholders.

Additionally, upon stockholder approval of the First Amendment, the Company's Amended and Restated 1998 Stock Option Plan and 1999 Nonstatutory Stock Option Plan were amended such that no further awards may be granted under either of these two plans.

The First Amendment is described in the Company's 2012 proxy statement filed with the Securities and Exchange Commission in connection with the Annual Meeting of Stockholders held on April 18, 2012. This summary does not purport to be complete and is qualified in its entirety by reference to the First Amendment, filed herewith as Exhibit 10.42 to this Current Report on Form 8-K and incorporated herein by reference.

Effective as of April 18, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of the Company authorized the grant of stock options ("Stock Options"), performance-based restricted stock units (“PBRSUs”), and restricted stock units (“RSUs”) under the Equity Incentive Plan to the following executive officers:

Executive	Stock Options	PBRSUs	RSUs
Richard L. Federico, Chairman of the Board of Directors and Chief Executive Officer	58,266	23,262	15,508
R. Michael Welborn, Director, Executive Vice President and President, Global Brand Development	19,380	4,152	4,152
Mark D. Mumford, Chief Financial Officer	17,322	3,711	3,711
Kevin C. Moylan, President of Pei Wei Asian Diner	15,062	2,847	2,847
F. Lane Cardwell, Jr., Director, President of P.F. Chang's China Bistro	17,573	3,322	3,322
Nancy F. Mailhot, Chief People Officer	15,062	2,847	2,847

The awards have a grant date of April 18, 2012 (the “Grant Date”) and will vest as follows. The Stock Options will become 100% exercisable on the third anniversary of the Grant Date, so long as the optionee's service is continuous from the Grant Date through the vesting date. The exercise price of the Stock Options was set at the closing price of the Company's common stock on the date of grant as $39.51 per share. The PBRSUs will fully vest on the last day of the performance period, commencing on January 2, 2012 and ending on December 28, 2014, so long as the award recipient's service is continuous from the Grant Date through the end of the performance period. The number of shares issuable upon vesting of the PBRSUs is determined based on a specified percentage corresponding with the difference between the total shareholder return of the Company versus a comparator group. The RSUs will fully vest on the third anniversary of the Grant Date, so long as (1) the Company's earnings before interest, taxes and depreciation and amortization ("EBITDA") meets a certain target for the fiscal year ending December 30, 2012, and (2) the award recipient's service is continuous from the Grant Date through the vesting date.

The foregoing provides only a brief description of the terms and conditions of the PBRSUs, the RSUs and the Stock Options and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Form of PBRSU, Form of RSU and Form of Stock Option and copies of which are attached as Exhibits 10.43, 10.44 and 10.45, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2012, the Company held its Annual Meeting of Stockholders (the "Meeting"). The total number of shares of the Company's common stock, par value of $0.001 per share, voted in person or by proxy at the Meeting was 19,925,731, representing approximately 94% of the 21,213,252 shares outstanding and entitled to vote at the Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set out below.

(1)	The proposal to elect the nominees listed below as directors of the Company, each to serve until the Company's 2013

Annual Meeting of Stockholders and until his or her respective successor is elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Kerrii B. Anderson	16,641,306	441,687	9,771	2,832,967
F. Lane Cardwell, Jr.	16,165,943	917,050	9,771	2,832,967
Richard L. Federico	16,407,740	675,353	9,671	2,832,967
Lesley H. Howe	16,639,152	443,940	9,672	2,832,967
Dawn E. Hudson	16,134,400	948,693	9,671	2,832,967
M. Ann Rhoades	16,543,158	539,934	9,672	2,832,967
James G. Shennan, Jr.	16,262,146	820,555	10,063	2,832,967
R. Michael Welborn	16,176,905	906,188	9,671	2,832,967
Kenneth J. Wessels	16,633,743	449,547	9,474	2,832,967

(2)	The proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2012.

	For	Against	Abstain	Broker Non-Votes
Ratification of KPMG LLP	19,603,462	316,078	6,191	—

(3)
The proposal to approve the First Amendment of the P.F. Chang's China Bistro, Inc. Amended and Restated 2006 Equity Incentive Plan that includes an increase in the aggregate number of shares that may be issued under the Plan by 1,760,000 shares and an extension of the term an additional ten years from the date of the amendment.

	For	Against	Abstain	Broker Non-Votes
First Amendment to the Amended and Restated 2006 Equity Incentive Plan	15,843,294	1,150,928	98,542	2,832,967

(4)	The proposal on the advisory vote on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	16,515,061	479,590	98,113	2,832,967

(5)
The proposal to adjourn the meeting to another time or place, if necessary in the judgment of proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

	For	Against	Abstain	Broker Non-Votes
Adjournment of Meeting	16,241,049	3,652,858	31,824	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.42	First Amendment of the P.F. Chang's China Bistro, Inc. Amended and Restated 2006 Equity Incentive Plan †
10.43	Form of Performance-Based Restricted Stock Unit Grant Notice and Agreement †
10.44	Form of Executive Restricted Stock Unit Grant Notice and Agreement †
10.45	Form of Stock Option Notice of Grant and Agreement †

† Management Contract or Compensatory Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang's China Bistro, Inc.

Date: April 24, 2012
/s/ Mark D. Mumford
Mark D. Mumford Chief Financial Officer